1st Quarter 2026 Earnings Presentation EagleBankCorp.com April 22, 2026 Scan for digital version Date should be Earnings Release Date, not call date Do we change QR?

Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “strategy”, “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For more information about the Company, please refer to www.eaglebankcorp.com and go to the Investor Relations tab. Our outlook consists of forward-looking statements that are not historical factors or statements of current conditions but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. We may be unable to achieve the results reflected in our outlook due to the risks described in our periodic and current reports filed with the SEC, including the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2025, as well as the following factors: the impact of the interest rate environment on business activity levels; declines in credit quality due to changes in the interest rate environment or changes in general economic, political, social and health conditions in the United States in general and in the local economies in which we conduct operations; our management of risks inherent in our real estate loan portfolio, including valuation risk, and the risk of a prolonged downturn in the real estate market; our management of liquidity risks; our funding profile, including the cost of our deposits and the impact of our funding costs on the competitiveness of our loan offerings; our ability to compete with other lenders, including non-bank lenders; the effects of monetary, fiscal and trade policies, including federal government spending and the impact of tariffs, the economic impact of an extended government shutdown; and the development of competitive new products and services. For further information on the Company please contact: Eric Newell P 240-497-1796 E enewell@eaglebankcorp.com 2

Attractive Washington DC Footprint Get updated maps from Mercedes One-of-a-kind Market The Washington DC metro area represents a robust and diverse economy, supported by a dynamic mix of public and private sector activity. The region’s foundation includes globally recognized educational institutions, a thriving private sector with growing technology innovation, and a strong tourism base. Attractive Demographics Household income in our markets is well above the national average and that of all Mid-Atlantic states. Advantageous Competitive Landscape Eagle is one of the largest community banks headquartered in the Washington DC metro area and ranked 3rd by deposits in the DC MSA for banks with less than $100 billion in assets. 1 - Source: FDIC Deposit Market Share Reports - Summary of Deposits 3

Eagle at a Glance Total Assets $9.95 billion Total Loans $6 .9 billion Total Deposits $8.6 billion Tangible Common Equity $1. 1 billion Shares Outstanding (at close March 31, 2026) 30,494,659 Market Capitalization (at close April 21, 2026) $949 million Tangible Book Value per Common Share $37.56 Institutional Ownership 83% Member of Russell 2000 Yes Member of S&P SmallCap 600 Yes Note: Financial data as of March 31, 2026 unless otherwise noted. 1 - Equity was $1.1 billion and book value was $37.56 per share. Please refer to the Non-GAAP reconciliation in the appendix. 2 - Based on April 21, 2026 closing price of $27.46 per share and March 31, 2026 shares outstanding. 1 1 2 From S&P: Institutional Ownership (Market Cap and Inst. Ownership ONLY – rest comes from the 10- Q) 4

Core Strengths Supporting Long-Term Performance

- **Best-in-Class Capital Levels**
  - CET1 Ratio = 13.80% Top third of all bank holding companies with $10 billion in assets or more.
  - TCE / TA[1] = 11.51%
  - ACL / Gross Loans = 2.12% and ACL / Performing Office Loans = 7.39%

- **Long-term Strategy to Improve Operating Pre-Provision, Net Revenue ("PPNR") Across All Interest Rate Environments**
  - Reposition loan mix to drive operating deposit growth, lower funding costs, and expand fee income.

- **Disciplined Cost Structure**
  - Our cost structure is designed to remain disciplined and efficient, allowing us to support core banking operations, enhance profitability, and continue investing in key control functions such as risk management and compliance.
  - Branch-light, efficient operator.
  - Noninterest Expense / Average Assets[2] = 1.79%
  - Efficiency Ratio = 63.80%

- **Strong Liquidity and Funding Position**
  - Liquidity risk management is central to our strategy.
    - $4.3 billion in combined on-balance sheet liquidity[3] and available borrowing capacity as of quarter-end, significantly exceeding our $2.2 billion in uninsured deposits and providing a coverage ratio of 196%.
    - This strong liquidity profile positions Eagle to respond proactively to market shifts and support our strategy to grow C&I lending.
  - While uninsured deposits represent only 26% of total, the entire deposit base maintains a weighted average relationship with EagleBank of over 8 years.

- **Capitalizing on Our Desirable Geography**
  - The DMV has a robust and diverse economy including education, healthcare, technology, and defense sectors.
  - Access to a population with high household incomes, leading to more significant deposit base.

NOTE: Data at or for the quarter ended March 31, 2026
1 - Please refer to the Non-GAAP reconciliation in the appendix.
2 - Calculated based on annualized first quarter results.
3 - Includes cash and cash equivalents.

EAGLE BANCORP, INC.
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Strategic Initiatives to Enhance Profitability Strengthen Deposits & Funding Profile Invest in Innovation Capitalize on our Market Positioning Relationships FIRST Optimize & Diversify Loans and Securities Operational Excellence Optimize & Diversify Loans and Securities - Expand and rebalance the loan and securities portfolio to drive sustainable growth by focusing on business relationships and C&I lending while increasing fee income. Strengthen Deposits & Funding Profile - Build a resilient core deposit funding base through targeted sales, marketing efforts, and strategic alignment. Invest in Innovation - Continue EagleBank’s transformation through current innovative initiatives and accelerate strategic investments in talent, technology, and partnerships that drive innovation, efficiency, and long-term growth. Capitalize on our Market Positioning - Leverage EagleBank’s brand, Relationships FIRST culture, and regional strength to increase satisfaction, retention, and value with focus on targeted C&I growth, enhancements to Business Banking, and proactive maintenance of CRE. 6

10.28% 8.03% 7.32% 7.02% 6.00% 5.57% 5.45% 5.19% 4.95% 4.51% 3.52% 2.62% 2.56% 2.38% 2.27% 2.25% Peer 1 EGBN Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Excess CET1 + ACL / Total Loans Eagle – Capital Levels vs. Peers Walk charts [date] .xls 1-Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Peers are those used in the proxy for the May 2026 annual meeting. Proxy Peers are AMTB, AUB, BUSE, BY, CNOB, CVBF, DCOM, FFIC, INDB, OCFC, PFS, STEL, TMP, UBSI, WSFS and data is as of December 31, 2025. EGBN is as of March 31, 2026. Source: S&P Capital IQ Pro and company filings. Strong Capital • Capital ratios are high relative to peers • Excess CET1 (9%) plus reserves provides a superior level of coverage when measured against our peers 7 11.51% 11.27% 11.20% 10.90% 10.75% 10.25% 10.07% 9.88% 9.42% 9.40% 8.67% 8.66% 8.48% 8.32% 8.14% 8.09% EGBN Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Tangible Common Equity / Tangible Assets1 15.89% 14.18% 13.92% 13.80% 13.65% 13.44% 12.86% 12.43% 12.33% 11.80% 11.66% 10.72% 10.61% 10.52% 10.24% 10.10% Peer 1 Peer 2 Peer 3 EGBN Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 CET1 Ratio

Performance Measures 1-Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Return on Average Assets are annualized. For the periods above, return on average common equity was 0.55% in 2025Q1, (22.35%) in 2025Q2, (22.66%) in 2025Q3, and (0.85%) in 2025Q4, common equity to assets was 11.02% in 2024Q4, 11.00% in 2025Q1,11.18% in 2025Q2, 10.39% in 2025Q3, and 10.78% in 2025Q4; and efficiency ratio was 59.50% in 2024Q4, 61.50% in 2025Q1, 58.60% in 2025Q2, 59.30% in 2025Q3, and 86.80% in 2025Q4. 5 quarter charts and peer CHARTS – [date] .xls Note: Peers were removed as we are publishing earlier and they haven’t reported yet. The PPNR chart is in the APPENDIX – Non GAAP recon 8 11.00% 11.18% 10.39% 10.78% 11.51% 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 Tangible Common Equity/Tangible Assets1 0.55% -22.35% -22.66% -0.85% 5.09% 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 Return on Average Tangible Common Equity1 61.50% 58.60% 59.30% 86.80% 63.80% 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 Efficiency Ratio1 0.06% -2.33% -2.31% -0.08% 0.53% 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 Return on Average Assets

$65.6 $67.8 $68.2 $68.3 $63.7 2.28% 2.37% 2.43% 2.38% 2.47% 2.10% 2.30% 2.50% 2.70% 2.90% $- $20.0 $40.0 $60.0 $80.0 $100.0 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 (i n m ill io n s ) Net Interest Income & Margin Net Interest Income NIM $68,303 $(11,979) $7,626 $(2,527) $2,271 $63,694 NII Q4 2025 IE Assets - Volume IB Liabilities - Volume IE Assets - Yield IB Liabilities - Yield NII Q1 2026 (i n t h o u s a n d s ) Net Interest Income Rate/Volume Analysis Net Interest Income Walk charts [date] .xls Data for walk chart is built into its own wDesk sheet 5 quarter charts and peer CHARTS – [date] .xls NII and NIM Increase Net Interest Income • Net interest income decreased $4.6 million quarter over quarter partially driven by declining average interest-earning balances, lower yields and fewer days in the quarter. • Interest income decreased $17.6 million due to accelerated loan payoffs as well as a reduction in cash and due from balances during the quarter. • Interest expense decreased $13.0 million, driven by a decline in higher cost brokered deposits. Margin • The net interest margin ("NIM") increased to 2.47% for the first quarter 2026, compared to 2.38% for the prior quarter, driven by improved funding mix as core deposit inflows and reduced brokered deposit usage lowered cost of funds. This improvement was partially offset by lower interest income from declines in cash and loan volume. • Management expects cash flows from the investment portfolio of $195 million to be selectively redeployed into higher yielding assets in the latter half of 2026. 9

Net Income – Summary Net Income Drivers Net Interest Income Net interest income decreased by $4.6 million, primarily driven by accelerated loan payoffs as well as a reduction in cash and due from balances during the quarter. This lower interest income was offset by lower interest expense from a decline in higher cost brokered deposits. Two fewer days in the first quarter of 2026 also contributed to lower net interest income compared to the prior quarter. Provision for Credit Losses (“PCL”) Provision for credit losses was $13.4 million for the first quarter of 2026, compared to $15.5 million for the prior quarter. The decrease was primarily driven by a reduction in the overall ACL reserve associated with the CECL model calculation. There was a reversal in the reserve for unfunded commitments of $1.8 million for the first quarter of 2026 compared to a provision of $203 thousand the prior quarter. Noninterest Income Noninterest income increased $0.5 million driven by gains on loan sales in the first quarter offset by a decrease in other income related to SBIC and OREO gains from the prior quarter. Noninterest Expense Noninterest expense decreased by $21.1 million primarily due to $14.7 million decrease in loan disposition expenses and $10 million decrease in legal provision expense. Walk charts [date] .xls 10 $(2,439) $(17,625) $13,016 $2,086 $1,982 $522 $(6) $700 $20,397 $(3,915) $14,718 (i n t h o u s a n d s ) Drivers of Net Income Change

Key Drivers 2025 Full Year Actual (Basis) Current 2026 Growth Assumption1 Implied 2026 Full Year Range 1Q 2026 Actual & Tracking Notes Balance Sheet2 Average deposits $10,590 4-7% decrease3 $9,849 - $10,166 $9,652 Below Range Average loans $7,338 4-6% decrease $6,898 - $7,045 $7,112 Above Range Average earning assets $11,965 6-9% decrease $10,889- $11,247 $10,457 Below Range Income Statement2 Net interest margin 2.37% Target Rate 2.60% - 2.80% 2.47% Below Range Q1 NIM impacted by ~3bps due to interest income reversal with transfer to non-accrual Noninterest income $29.3 15-25% growth $33.7 - $36.6 12.7 (1Q) On Track Current 2026 outlook growth assumption excludes $3.6 million gain on sale in 1Q 2026 Noninterest expense $200.7 0-4% decrease $192.7 - $200.7 48.7 On Track Current 2026 outlook growth assumption excludes the $14.7 million loan disposition expense and the $10.0 million legal provision expense from 4Q 2025 Period effective tax rate 29.6% Target Rate 8-13% 8% On Low-End Outlook revised from prior 12-16%. Q1 at low end of updated range 2026 Outlook 11 1 – The Current 2026 Growth Assumption is based off the 2025 Full Year Actual (Basis) column. 2 – All figures in millions. 3 – The decline in deposits is reflective of further managing down of brokered deposit balances. Other Notes: Excludes loans held for sale. 2026 Outlook represents forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see “Forward Looking Statements” on page 2. 2025 2026 9,580,767,444 - 7,713,886,228 7,088,126,692 - - 29,307,039 3,550,172 39,942,446 24,700,000

17% 17% 17% 16% 17% 10% 9% 10% 11% 12% 39% 36% 39% 40% 38% 34% 38% 34% 33% 33% $9,277 $9,120 $9,464 $9,134 $8,591 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 Q1 (i n m ill io n s ) Period End 93.9% 98.4% 99.1% 99.2% 99.1% 6.1% $9,876 $9,269 $9,554 $9,211 $8,668 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 (i n m ill io n s ) Deposits & Borrowings Deposits Borrowings (includes customer repos) Deposit Mix and Trend Mix of Deposits Investments and Loans CHARTS [date] .xls Total Period End Deposits down $685.8 million YoY 5 quarter charts and peer CHARTS – [date] .xls CDs Savings & Money Market Interest Bearing Transaction Noninterest Bearing 12 3.17% 3.05% 3.10% 2.96% 2.78% 5.75% 5.46% 8.85% 10.51% 10.73% 4.07% 3.86% 3.87% 3.68% 3.49% 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 Cost Analysis Total Deposit Cost Borrowings Total IBL Cost

Funding & Liquidity Funding & Liquidity Summary Deposits Average deposits decreased $840.5 million for the quarter primarily attributable to lower balances in savings and money market accounts compared to the previous quarter. The long-term strategy for deposits is to increase core deposits and reduce reliance on wholesale funding. Quarter-over-quarter, period end brokered deposit balances decreased $412.7 million. Borrowings Other short-term borrowings were $0 at March 31, 2026, representing no change from the prior quarter-end. Ample Access to Liquidity Available liquidity from the FHLB, FRB Discount Window, cash and unencumbered securities is over $4.3 billion. Chart in A10- Unencumbe red Deposits & Borrowings CHART file– [date] .xls Our available liquidity of $4.3 billion covers uninsured deposits of $2.2 billion by more than 195%. Do we want to touch on core replacing brokered deposits? 13 $76 $579 $900 $1,184 $1,674 $4,413 Borrowings 12/31/2025 Cash FHLB FRB Discount Window Unencumbered securities Borrowings + Available Liquidity (i n m ill io n s ) Significant Available Liquidity $4,337 $2,215 Available Liquidity Uninsured Deposits Robust Liquidity Coverage of Uninsured Deposits Note: Data as of March 31, 2026

11% 11% 8% 8% 8% 39% 38% 39% 38% 35% 15% 16% 17% 18% 21% 18% 21% 24% 15% 16% 14% 11% 9% $7,943 $7,722 $7,305 $7,280 $6,939 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 (i n m ill io n s ) Period End Loan Mix and Trend Mix of Deposits Investments and Loans CHARTS [date] .xls "Loan Trend" Tab Need Tables from Mike Brooks Yield and Cost CHARTS – [date] .xls Commercial Owner-Occupied CRE Construction – comm. & residential Home Equity Other Consumer Construction C&I (owner-occupied) Office Income producing CRE (excluding office if applicable) Note: Excludes loans held for sale. 14 18% 23% 6.45% 6.31% 6.40% 6.39% 6.17% 2.14% 2.13% 2.07% 2.09% 2.13% 5.36% 5.29% 5.35% 5.21% 5.12% 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 Yield Analysis Loan Yield Securities Yield Total EA Yield Income Producing CRE by Type - 03/31/2026 $ in millions Balance % of Loans Office & Office Condo $574 8% Multifamily $761 11% Retail $267 4% Hotel/Motel $411 6% Mixed Use $178 3% Industrial $147 2% Single/1-4 Family & Res. Condo $76 1% Other $617 9% Total $3,030 44% Total Period End Loans down $1.0 billion YoY

Asset Quality Metrics 1-Excludes loans held for sale. 2-Non-performing assets (“NPAs”) include loans 90 days past due and still accruing. Charts for Allowance for Credit Losses and NPAs are as of period end. Net Charge Offs (“NCO”) are annualized for periods of less than a year. 5 quarter charts – [date] .xls Look at the earnings release Q- table 15 $26,255 $138,159 $113,215 $15,468 $13,382 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 (i n t h o u s a n d s ) Provision for Credit Losses 1.63% 2.38% 2.14% 2.19% 2.12% 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 Allowance for Credit Losses / Loans HFI 0.57% 4.22% 7.36% 0.67% 1.46% 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 NCO / Average Loans1 1.79% 2.16% 1.23% 1.04% 1.31% 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 NPAs 1,2 / Assets

47.4% 54.1% 55.9% 49.0% 57.9% 70.6% 89.8% 74.6% 67.3% 85.0% 86.0% 82.0% 69.0% 74.0% 74.0% 88.0% 86.0% 91.0% 7.9% 9.0% 9.5% 8.5% 9.9% 11.8% 15.0% 10.8% 11.4% $265 $308 $365 $245 $273 $173 $424 $269 $291 $362 $408 $391 $426 $502 $702 $536 $514 $448 $15 $38 $136 $91 $55 $627 $721 $756 $671 $790 $913 $1,096 $874 $794 $- $200 $400 $600 $800 $1,000 $1,200 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 (i n m ill io o n s ) Special mention Substandard HFS % Performing1 % of Tier 1 Capital2 % of Loans3 Criticized and Classified Trend 1 – Percent performing is calculated by summing performing criticized & classified loans and dividing by the full criticized and classified portfolio balance. 2 – Percent of Tier 1 capital is calculated by summing all criticized & classified loans and HFS loans that are designated as either criticized or classified and dividing by Tier 1 capital. 3 – Percent of loans is calculated by summing all criticized & classified and HFS loans that are designated as either criticized or classified and dividing by period end HFI loans outstanding. Mix of Deposits Investments and Loans CHARTS [date] .xls "Loan Trend Mix" Tab Tables from Mike Brooks Mix of Deposits Investments and Loans CHARTS [date] .xls "Inc Prod CRE by Type" Tab Tables from Mike Brooks Substandard and Special Mention CHARTS [date] .xls Complete Pending % performing – is this Special Mention 7000 Substandard 8000 Quarter-over-Quarter Change Special Mention • C&I increase of $38.1 million • CRE reduction of $16.2 million Substandard • C&I decrease of $5.8 million • CRE reduction of $66.0 million • 71.2% of substandard loans were current at 03/31/2026. Loans Held for Sale • In addition to the $739 million criticized and classified represented in the graph to the left, $55.3 million were criticized and classified of the $55.7 in loans held for sale. 16

$874,028 $159,872 $(25,497) $(95,803) $(94,555) $(23,912) $794,133 12/31/2025 Downgrades Upgrades HFS Sold Payoffs Charge-offs 3/31/2026 (i n t h o u s a n d s ) Criticized and Classified Migration Criticized and Classified Changes 17 1– Includes valuation allowance Note: Includes held for sale loans Trends • Criticized and classified trends continued to decline in the first quarter of 2026 marked by a $44.5 and $79.4 million decrease for HFI and for HFI and HFS collectively. • Since the third quarter of balance of $1.1 billion, there has been a reduction of 25.6% or $302.3 million placing the Bank close to level with period end balances from a year prior. 1

Held for Sale Changes 18 Trends • Inflows during the quarter included three new relationships, which also enabled the strategic exit of a fourth relationship. • Of the $55.7 million held for sale at March 31, 2026, 99% has executed contracts. $90,650 $111,800 $(143,815) $(2,933) $55,702 12/31/2025 HFS Inflows Sales Valuation Adjustment 03/31/2026 HFS (i n t h o u s a n d s ) HFS Migration

4,727 4,613 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 212% 210% 152% 119% 97% 82% 64% 63% 47% 43% 25% Peer 1 Peer 2 Peer 3 Peer 4 EGBN Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Excess CET1+ACL/ Inc Producing Office Loans Note: Proxy Peers are AMTB, AUB, BUSE, BY, CNOB, CVBF, DCOM, FFIC, INDB, OCFC, PFS, STEL, TMP, UBSI, WSFS and data is as of December 31, 2025. Peer data only shown if CRE Income Producing Office was disclosed. EGBN is as of March 31, 2026. Source: S&P Capital IQ Pro and company filings. 1 - Class Type is determined based on the latest appraisal designation. Higher Risk Rating (9000) Lower Risk Rating (1000) Office (Weighted Risk Rating) Non-Office (Weighted Risk Rating) Mix and Risk Rating Trend of Total Income Producing CRE Office loan risk ratings have improved, reflecting proactive portfolio management and targeted de- risking initiatives. Office Loan Portfolio Detail Inc Producing Office Holdings Declined $275.6 million Year-over-Year Note: Excludes loans held for sale. 19 All set - Stellar and Flushing merging into other Banks in 2Q 2026. Lines verified – multifamily saw an average balance drop of 2M and risk ratings went down accordingly driving the decrease All set here As of March 31, 2026 $ in millions As a % of CRE Office Class Type1 Balance (in millions) # of Loans Avg. Size (in millions) Criticized and Classified In Central Business District of DC Owner Occupied Office $169.6 84 $2.0 1% Income Producing Office 573.5 55 10.4 13% Total CRE Office $743.1 139 $5.3 14% Income Producing Office Class A $338.6 15 $22.6 $61.7 10.4% Class B 225.5 33 6.8 33.1 0.0% Class C 9.4 7 1.3 0.0 0.0% Total Income Producing Office $573.5 55 $10.4 $94.8 10.4%

$976 $(188) $(82) $(132) $574 6/30/2023 Charge-Offs Transferred to Held for Sale Paydowns 3/31/2026 (i n m il io n s ) Income-Producing Office Portfolio Reduction Drivers • Cycle to date charge offs, transfers to held for sale, paydowns, and existing office reserves represent 47.3% of June 30, 2023 outstanding balance. • We actively managed our income-producing office portfolio, reducing exposure to $574 million, or 8% of total loans. We maintain disciplined oversight through ongoing portfolio management, including quarterly reviews of all pass-rated office loans greater than $5 million. • 83.5% of income producing office loans were rated pass at March 31, 2026. Inc Producing Office Credit Risk Identification and Reduction Note: Data as of March 31, 2026. $60 in Reserves 20

Office Loan Portfolio: Income Producing Detail

Refresh of appraisal values is triggered on upcoming maturity or modification, collateral dependency under ASC 326, or downgrade to substandard or worse.

CRE Office - Maturity Schedule



$108
$53
$36
$17
$145
$10
$161
$20
$107
$20
2026 Q2
2026 Q3
2026 Q4
2027
2028+
2029+
Appraisal after 03/31/2025
Appraisal before 03/31/2025

Maturity Year	Balance ($ millions)	% of Inc Producing Office	Cumulative %	Weighted LTV[1]	Weighted DSCR[2]	Outstanding Balance PSF
2026	161.3	28.1%	28.1%	61	1.2	161
2027	144.5	25.2%	53.3%	53	1.2	190
2028	160.8	28.0%	81.4%	66	1.5	221
2029+	106.9	18.6%	100.0%	82	1.5	325
	$573.5	100.0%		53	1.1	$184

($000s) Risk Weighting	Office Balance	% of Office Loans	# of Loans	Median Loan Size	Average Loan Size
Substandard	$83,920	14.6%	5	$18,502	$16,784
Special Mention	10,843	1.9%	1	10,843	10,843
Pass	478,747	83.5%	49	3,954	9,770
Total	$573,510	100.0%	55	$6,263	$10,427

Performing Office ACL Coverage is 7.39% at 03/31/26.

No Exposure to Class B Central Business District Office.

3 Income Producing Office Loans with Substandard Risk Ratings are on Nonaccrual for a Total Balance of $53.8 million out of Total NPAs of $130.8 million.

1 – LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.

2 - DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment.

Note: Excludes loans held for sale.

EAGLE BANCORP, INC.
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1 – LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels. 2 - DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment. 3 – Debt yield is calculated based on net operating income divided by the outstanding loan balance at March 31, 2026. Multifamily Loan Portfolio: Income Producing Detail 22 Payoff of $210.9M last quarter with 4/5 loans being categorized as a Watch. S2 was 2.5M and a pass. One inflow of $47M which is maturing in Q2 2027. LLC BRADLEY CROSSING LLC HOC AT BATTERY LANE LLC S2 U STREET LLC WHC LOREE LLC Decrease in WARR from 5514 to 5263 reflecting proactive credit management and an easing multi-family environment Increase in criticized by 7% to 26% but an increase in DSCR by 0.16. Decrease in MD concentration by 8.37% from last quarter. This was filled by Washington DC which increased by 7.57% QoQ Maryland 12.39% Virginia 36.10% Washington DC 45.20% Other US 6.31% $152.7 $4.8 $255.6 $258.4 $29.1 $60.1 Q2 2026 Q3 2026 Q4 2026 2027 2028 2029+ (i n m ill io n s ) Inc Producing Multi-Family - Maturity Schedule ($ in millions) % of Inc Producing Multi-Family Total CRE Balance $760.8 # of Loans 37 Avg Size 20.6 Median Size 11.5 Pass $560 73.6% Criticized & Classified $201 26.4% Non-Accrual % 1% Weighted LTV1 59 Weighted DSCR2 1.1 Weighted Debt Yield3 5.9 Weighted Risk Rating 5263 Geography Maryland $94 12.4% Virginia $275 36.1% Washington DC $344 45.2% Other US $48 6.3% Total $760.8 100%

Appendix

$98,893 $94,396 $175,984 $97,772 $79,915 $26,550 Total CRE Office Loan Portfolio (Excludes OOCRE & OO Construction) Note: Excludes loans held for sale. 1- Loan risk grade categories: 1000 – Prime, 2000 – Excellent (“Excel.”), 3000 – Good, 4000 – Acceptable (“Accept.”), 5000 – Acceptable with Risk (“AwR”), 6000 – Watch, 7000 – Other Assets Especially Mentioned (O.A.E.M.), 8000 – Substandard, 9000 – Doubtful, 9999 - Loss 24 Virginia 44.84% Maryland 31.34% Washington DC 13.43% Central Business District of DC 10.39% < 50k 50k - 100k 100k - 150k 150k - 200k 200k - 400k 400k - 500k # of Loans 27 11 10 3 2 2 Balance ($000s) $98,893 $94,396 $175,984 $97,772 $79,915 $26,550 Avg. Square Feet 21,537 66,887 129,210 175,578 347,391 451,201 Median Square Feet 19,776 66,746 130,492 166,512 347,391 451,201 Avg. Risk Rating1 Good Good Accept. Accept. Accept. Excel. Median Risk Rating 3,600 3,150 4,475 4,300 4,350 2,850 Avg. Loan Size ($000s) $3,663 $8,581 $17,598 $32,591 $39,957 $13,275 Median Loan Size ($000s) $1,323 $4,437 $14,828 $22,537 $39,957 $13,275 CRE Office by Size (sqft) $976 $950 $955 $899 $889 $865 $864 $849 $821 $602 $577 $574 48.6% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% $0 $200 $400 $600 $800 $1,000 $1,200 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 (i n m ill io n s ) Trend in Balance and % of CET1 Capital Balance % of CET1 Capital

Nonaccrual Loans Credit Resolution Highlights • Period end non-accrual loans increased by $21.9 million quarter-over-quarter driven by inflows on four credit facilities. • Of the $26.0 million in net charge-offs for the quarter, $16.8 million or 64.6% were classified as non-accrual. 25 $106,897 $- $61,627 $(4,716) $(16,827) $(18,220) $128,761 12/31/2025 Return to Accruing Inflows Paydowns Charge-offs Transferred to Held for Sale 3/31/2026 (i n t h o u s a n d s ) Drivers of Non-Accrual Loans Change

Summary of Nonaccrual Relationships above $5M Note: Data as of March 31, 2026 and excludes loans held for sale. 26 Loan Purpose - Location Balance ($000s) % Total NPLs 1 Office - Washington DC $36,545 28.4% 2 Office - Fairfax 18,502 14.4% 3 Multifamily - Washington DC 15,157 11.8% 4 UCC1 Blanket Lien - Baltimore 9,539 7.4% 5 Multifamily - Washington DC 7,423 5.8% 6 Land - Montgomery 7,200 5.6% 7 Residential Condo - Washington DC 6,483 5.0% All Other Nonaccrual Loans $27,991 21.7% Total Nonaccrual Loans $128,761 100.0%

Summary of Classified and Criticized Loans above $10M

Risk Rating	All Special Mention and Substandard Loans: # of Loans	03/31/2026 Balance	Average Size	Median Size	Over $10 million: # of Loans	03/31/2026 Balance	% of Total
Special Mention Loans	29	$290,827	$10,029	$3,149	10	$259,289	89%
Substandard Loans	142	447,604	3,152	413	8	251,125	56%
Grand Total	**171**	**$738,431**	**$4,318**	**$538**	**18**	**$510,414**	

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Loan #	Collateral Type	Loan Type	Location	Amount ($000s)	Date of Maturity	Latest LTV[2]	Appraised Value ($000s)	Date of Appraisal	Debt Service Coverage Ratio[3]	Date of DSCR	Non Accrual (Yes, No)	Valuation Since 03/31/2025 (Yes, No)
	Special Mention Loans Over $10 Million											
1	Storage Facility	CRE	Montgomery	$56,196	8/10/2026	72%	$77,700	7/27/2022	0.91	12/31/2025	No	No
2	Apartment Building	CRE	Prince George's	56,000	4/21/2026	90%	$62,200	3/9/2026	0.62	12/31/2025	No	Yes
3	Apartment Building	CRE	Washington DC	43,043	10/27/2026	58%	$74,000	9/30/2025	0.68	12/31/2025	No	Yes
4	Mixed Use: Predominantly Commercial[4]	CRE	Montgomery	27,537	10/27/2026	52%	$52,600	10/18/2021	0.76	12/31/2025	No	No
5	Education	CRE	Montgomery	16,500	1/10/2030	88%	$18,800	11/4/2024	1.75	3/31/2026	No	No
6	Storage Facility	CRE	Anne Arundel	14,996	9/30/2026	77%	$19,580	6/13/2022	0.23	12/31/2025	No	No
7	Industrial	C&I	Other US	12,400	2/26/2027				0.97	12/31/2025	No	No
8	Industrial	C&I	Other US	11,650	8/29/2028	33%	$35,362	1/17/2024	0.97	12/31/2025	No	No
9	Office	CRE	Washington DC	10,844	5/10/2026	39%	$27,550	3/25/2021	1.29	12/31/2025	No	No
10	Industrial	CRE	Anne Arundel	10,124	12/28/2026	53%	$19,000	11/2/2022	1.00	12/31/2025	No	No
				$259,289								
	Substandard Loans Over $10 Million											
1	Apartment Building	CRE	Montgomery	$50,624	8/31/2031	75%	$67,800	11/25/2025	0.80	9/30/2025	No	Yes
2	Apartment Building	CRE	Fairfax	48,667	5/28/2026	61%	$79,300	1/6/2026	0.77	12/31/2025	No	Yes
3	Hotel/Motel	CRE	Arlington	46,373	4/5/2026	81%	$57,500	3/2/2026	0.96	12/31/2025	No	Yes
4	Office	CRE	Washington DC	33,200	8/1/2030	74%	$44,600	2/4/2026	1.01	9/30/2025	Yes #1	Yes
5	Office	CRE	Fairfax	22,274	6/25/2026	68%	$32,600	5/29/2025	0.94	12/31/2025	No	Yes
6	Apartment Building	CRE	Washington DC	20,579	12/30/2026	72%	$28,500	5/28/2025	0.11	12/31/2025	No	Yes
7	Office	CRE	Fairfax	18,502	2/28/2026	76%	$24,300	9/5/2025	1.00	12/31/2025	Yes #2	Yes
8	Apartment Building	CRE	Washington DC	10,904	5/4/2027	57%	$19,100	9/30/2025	1.00	12/31/2024	Yes #3	Yes
				$251,125								

1 - Loan collateral is a project that is either recently completed and in lease up, not yet stabilized, under development, or in process of conversion

2 - LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.

3 - Debt Service Coverage Ratio is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment.

Note: Excludes loans held for sale.

4 – Mixed collateral commercial real estate

EAGLE BANCORP, INC.

27

Top 25 Loans

	Collateral Type	Loan Type	Collateral Location	Balance ($000s)	% Total Loans	Risk Rating	Maturity Date	Amount ($000s)	Appraisal Date	Latest LTV[2]	Rate (%)	Fixed / Variable	Non Accrual?
1	Apartment Building with Retail/Commercial Space	Construction CRE	Montgomery	$94,000	1.4%	Pass	12/23/2026	$168,000	11/14/2022	56%	6.28	V	No
2	Apartment Building with Retail/Commercial Space	Construction CRE	Montgomery	88,497	1.3%	Pass	11/30/2026	$151,000	05/09/2023	59%	6.67	V	No
3	Apartment Building	Income Producing CRE	Falls Church City	86,307	1.2%	Pass	12/23/2026	$185,600	11/14/2022	47%	6.42	V	No
4	CCRC Skilled Nursing	Owner Occupied CRE	Prince George's	82,466	1.2%	Pass	12/31/2027	$128,890	08/05/2021	64%	6.42	V	No
5	Data Center Income Producing	Construction CRE	Loudoun	75,000	1.1%	Pass	04/26/2026	$138,696	03/07/2023	54%	6.67	V	No
6	CCRC Skilled Nursing	Owner Occupied CRE	Virginia Beach City	72,000	1.0%	Pass	10/30/2028	$133,149	07/27/2025	54%	6.43	V	No
7	Health Care (Non CCRC)	C&I	Washington DC	65,826	0.9%	Pass	06/05/2026				6.31	V	No
8	Mixed Use: Predominantly Residential[1]	Income Producing CRE	Washington DC	63,300	0.9%	Pass	09/06/2029	$121,400	04/13/2022	52%	5.67	V	No
9	Mixed Use: Predominantly Commercial[1]	C&I	Other US	62,186	0.9%	Pass	08/31/2028				5.20	F	No
10	Office	Income Producing CRE	Montgomery	60,000	0.9%	Pass	09/05/2028	$75,200	12/31/2024	80%	6.00	F	No
11	Office	Income Producing CRE	Washington DC	59,566	0.9%	Pass	03/31/2028	$108,000	11/08/2022	55%	5.50	F	No
12	Hotel Near Major University	Income Producing CRE	Prince George's	59,000	0.9%	Pass	04/01/2026	$77,300	03/03/2025	76%	5.75	F	No
13	Storage Facility	Income Producing CRE	Montgomery	56,196	0.8%	Criticized	08/10/2026	$77,700	07/27/2022	72%	5.54	V	No
14	Apartment Building	Construction CRE	Prince George's	56,000	0.8%	Criticized	04/21/2026	$63,700	03/09/2026	88%	7.00	V	No
15	Education	Owner Occupied / C&I	Washington DC	53,845	0.8%	Pass	11/10/2052	$64,050	09/06/2022	84%	3.70	V	No
16	CCRC Assisted-Living	Income Producing CRE	Washington DC	53,524	0.8%	Pass	12/29/2026	$84,300	09/18/2023	64%	6.75	V	No
17	Apartment Building	Income Producing CRE	Chesterfield	53,183	0.8%	Pass	03/07/2027	$110,000	02/10/2023	48%	6.67	V	No
18	Industrial	Construction CRE	Prince William	52,961	0.8%	Pass	11/30/2026	$115,200	09/15/2022	46%	5.82	V	No
19	Hotel/Motel	Income Producing CRE	Washington DC	51,615	0.7%	Pass	09/17/2028	$83,000	08/17/2018	62%	6.19	F	No
20	Apartment Building	Income Producing CRE	Montgomery	50,624	0.7%	Classified	08/31/2031	$67,800	11/25/2025	75%	6.34	F	No
21	CCRC-Skilled Nursing	Owner Occupied CRE	Other US	50,000	0.7%	Pass	12/11/2027	$83,333	10/16/2024	60%	8.20	V	No
22	SC-Skilled Nursing Uncovered	Owner Occupied CRE	Other US	50,000	0.7%	Pass	03/31/2029	$78,031	01/19/2026	64%	6.17	V	No
23	Education	Owner Occupied / C&I	Washington DC	49,626	0.7%	Pass	12/01/2051	$105,500	07/04/2022	47%	3.20	V	No
24	Real Estate Secured	C&I	Washington DC	49,194	0.7%	Pass	10/31/2027				6.62	V	No
25	Multifamily	Income Producing CRE	Washington DC	49,000	0.7%	Pass	01/25/2027	$91,400	10/22/2021	54%	6.00	V	No
	Total			**$1,543,916**	**22.3%**				**Weighted Average**		**6.10**		

1 – Mixed collateral commercial real estate

2 - LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.

Note: Data as of March 31, 2026 and excludes loans held for sale.

EAGLE BANCORP, INC.
28

$1,558 $1,589 $1,494 $1,444 $1,444 $1,519 $1,726 $2,083 $1,845 22% 0% 10% 20% 30% $0 $500 $1,000 $1,500 $2,000 (i n m ill io n s ) Deposits2 C&I Deposits % of Total Deposits Commercial & Industrial Summary 1 – Includes owner occupied construction 2 – End of period balances Recent Growth Since sharpening our focus on C&I in 4Q24, we’ve accelerated portfolio rotation toward higher-value, relationship-driven lending, with strong production and pipeline momentum. First Quarter Activity Total C&I loans (including owner-occupied) increased $157.7 million or 5.2%, reflecting our continued execution on our diversification strategy. C&I deposits decreased $238.0 million, or 11.4% linked quarter, primarily reflecting timing and mix dynamics rather than underlying relationship attrition. Importantly, C&I deposit penetration remains higher year- over-year and is expected to build as newer lending relationships season. 1 29 $2,733 $2,602 $2,531 $2,556 $2,665 $2,643 $2,746 $3,049 $3,207 46% 0% 20% 40% 60% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 (i n m ill io n s ) Loans2 Commercial Owner Occupied RE % of Total Loans 1

C&I and CRE Comparison Loans C&I and CRE account for 99% of the Bank’s $6.9 billion in loans HFI at 03/31/2026. As of 03/31/2026, C&I loans have increased $541.6 million YoY due to strong pipeline activity and additional emphasis on a diversified loan portfolio whereas CRE balances have dropped $1.53 billion since 03/31/2025 and $498.1 million since FY2025 largely due to a proactive credit management approach in response to valuation pressure in the industry. Deposits C&I deposits have increased $400.6 million YoY to 22% of the $8.6 billion in total deposits at 03/31/2026 due to strong deal flow. Quarter-over-quarter C&I deposits were down $238.0 million. CRE deposits are down marginally QoQ as of 03/31/2026. Year-over-year CRE deposits decreased $193.8 million to $1.2 billion which accounts for 14% of total deposits compared to 15% at 03/31/2025.1 30 16% 17% 18% 23% 22% 15% 15% 14% 14% 14% 69% 68% 68% 63% 64% 0% 10% 20% 30% 40% $0 $2,000 $4,000 $6,000 $8,000 $10,000 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 (i n m ill io n s ) Deposit Composition1 C&I CRE Other C&I as a % of Total Deposits (RA) CRE as a % of Total Deposits (RA) 34% 34% 38% 42% 46% 65% 65% 61% 57% 53% 1% 1% 1% 1% 1% $0 $2,000 $4,000 $6,000 $8,000 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 (i n m ill io n s ) Loan Composition1 C&I CRE Other 1 – End of period balances

US Treasury 0% Agency Debenture 18% Agency MBS 61% Agency CMBS 8% Municipal 6% Corporate 7% Investment Portfolio Investment Portfolio Strategy • Portfolio remains well-positioned to meet anticipated liquidity requirements. • Projected cash flow (principal only, assuming unchanged interest rates): o 2026 - $195 million • Total securities balance decreased by $60 million since 12/31/2025 driven by principal paydowns, maturities, and called securities. • Cash flow from securities portfolio will be primarily used to pay down brokered funding for most of the year, with selective reinvestment occurring the latter part of the year. • Unencumbered securities of $1.67 billion available for pledging. Note: Chart is as of period end on an amortized cost basis. AFS / HTM as of March 31, 2026 Mix of Deposits Investments and Loans CHARTS [date] .xls Need Tables from Mike Brooks FHN - Yield and Reprice and Cash Flow [date] .xls (need FHN from Scott) Cash flow from principal – page 11 FHN (rates unchanged) 31 Percent Projected Securities by of Portfolio Book Reprice Classification at Book Yield Term (years) Securities AFS 53% 1.89% 3.7 Securities HTM 47% 2.03% 5.7 Total Securities 100% 1.96% 4.6

$35.74 $38.97 $35.86 $39.08 $40.59 $37.26 $37.56 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y 2026 Q1 TBVPS Tangible Book Value Per Share Per share data is as of period end. Please refer to Non-GAAP reconciliation and footnotes in the appendices EPS and TBVPS - AOCI impact CAGR CHART [date] .xls 32 $37.26 $0.48 $- $(0.20) $37.56 $(0.01) $0.03 12/31/2025 TBVPS Net Income Dividend Intangibles Stock Based Comp/ESPP AOCI 03/31/2025 TBVPS

Loan Portfolio - Details Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of March 31, 2026. From Mike Brooks NOTE change the % from % of type to “TOTAL LOANS” 33 $ in millions Location C&I Owner Occupied CRE Income Producing CRE Owner Occupied Const. CRE Construction Land Residential Mortgage Consumer TOTAL % of Total Loans Washington DC $264.7 $393.9 $1,032.3 $2.9 $95.2 $30.6 $12.1 $12.9 $1,844.6 26.6% Suburban Washington Montgomery 154.1 215.5 435.3 17.1 193.7 6.4 4.7 19.6 1,046.4 15.1% Fairfax 162.6 136.2 420.9 - 20.1 - 5.1 8.1 753.0 10.9% Prince George's 58.5 277.7 196.4 0.8 86.1 - - 1.1 620.6 8.9% Loudoun 29.5 40.9 109.8 - 79.8 1.8 0.2 1.3 263.3 3.8% Alexandria 26.4 22.9 86.5 - 15.0 - 1.2 0.1 152.1 2.2% Prince William 4.5 19.8 74.0 0.1 53.0 - - 0.4 151.8 2.2% Arlington 15.7 0.3 69.4 - 2.4 - 1.3 1.8 90.9 1.3% Frederick 3.4 1.6 44.9 - - - 0.3 0.3 50.5 0.7% 454.7 714.9 1,437.2 18.0 450.1 8.2 12.8 32.7 3,128.6 45.1% Other Maryland Anne Arundel 88.6 33.0 81.4 - 31.6 - - 0.4 235.0 3.4% Baltimore 128.7 93.2 12.1 - - - - - 234.0 3.4% Howard 13.3 1.3 48.9 - - - 1.2 0.8 65.5 0.9% Eastern Shore 7.4 7.7 42.5 - - - 0.3 - 57.9 0.8% Charles 0.5 12.2 5.1 - - - - 0.2 18.0 0.3% Other MD 0.6 0.8 15.8 - - - 0.1 0.4 17.7 0.3% 239.1 148.2 205.8 - 31.6 - 1.6 1.8 628.1 9.1% Other Virginia Fauquier - - 2.7 - - - - - 2.7 0.0% Other VA 53.4 119.5 247.1 - - - 0.1 - 420.1 6.1% 53.4 119.5 249.8 - - - 0.1 - 422.8 6.1% Other USA 421.0 365.5 105.1 10.9 1.0 1.3 9.1 0.6 914.5 13.2% Total $1,432.9 $1,742.0 $3,030.2 $31.8 $577.9 $40.1 $35.7 $48.0 $6,938.6 100.0% % of Total Loans 20.7% 25.1% 43.7% 0.5% 8.3% 0.6% 0.5% 0.7% 100.0%

Loan Portfolio – Income Producing CRE Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of March 31, 2026 From Mike Brooks 34 $ in millions Single/1-4 Family & Res. Condo % of Total LoansLocation Hotel/ Motel Industrial Mixed Use Multi- family Office Retail Other TOTAL Washington DC $134.1 $0.8 $99.9 $343.9 $136.6 $61.0 $56.6 $199.4 $1,032.3 14.9% Suburban Washington Montgomery - 14.4 38.9 88.9 139.6 10.8 1.7 141.0 435.3 6.3% Fairfax 34.9 0.5 1.0 135.7 164.4 31.1 2.0 51.3 420.9 6.1% Prince George's 70.1 47.9 3.8 5.1 31.7 12.7 0.3 24.8 196.4 2.8% Loudoun - 31.4 0.5 - 14.8 1.8 0.2 61.1 109.8 1.6% Alexandria 13.6 - 5.2 - 31.0 1.5 2.7 32.5 86.5 1.2% Prince William - - - 4.3 0.2 8.3 0.3 60.9 74.0 1.1% Arlington 46.9 - - - 21.3 - 0.5 0.7 69.4 1.0% Frederick - 1.8 0.4 - 3.9 36.2 - 2.6 44.9 0.6% 165.5 96.0 49.8 234.0 406.9 102.4 7.7 374.9 1,437.2 20.7% Other Maryland Anne Arundel 30.2 - - - 1.6 49.5 - 0.1 81.4 1.2% Baltimore 3.2 - 3.0 0.3 - 0.7 0.2 4.7 12.1 0.2% Howard 29.6 5.9 - - 2.9 4.0 1.6 4.9 48.9 0.7% Eastern Shore 27.4 12.8 - - - - - 2.3 42.5 0.6% Charles - 5.1 - - - - - - 5.1 0.1% Other MD - 15.5 - - - 0.3 - - 15.8 0.2% 90.4 39.3 3.0 0.3 4.5 54.5 1.8 12.0 205.8 3.0% Other Virginia Fauquier - - - - - - - 2.7 2.7 0.0% Other VA - 10.4 20.6 134.6 25.5 47.0 6.3 2.7 247.1 3.6% 0.0 10.4 20.6 134.6 25.5 47.0 6.3 5.4 249.8 3.6% Other USA 20.5 - 4.9 48.0 - 2.5 4.0 25.2 105.1 1.5% Total $410.5 $146.5 $178.2 $760.8 $573.5 $267.4 $76.4 $616.9 $3,030.2 43.7% % of Total 14% 5% 6% 25% 19% 9% 3% 20% 100%

Loan Portfolio – CRE Construction Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of March 31, 2026. From Mike Brooks NOTE change the % from % of type to “TOTAL LOANS” Q3 Dataset is not showing renovation & ground-up. Who do we need to go to for this? 35 $ in millions % of Total LoansLocation Single & 1-4 Family Multi family Office Hotel/Motel Mixed Use Retail Residential Condo Other TOTAL Washington DC $8.1 $54.3 $3.6 $16.5 $0.0 $0.0 $6.6 $6.1 $95.2 1.4% Suburban Washington Montgomery 12.5 181.2 - - - - - - 193.7 2.8% Fairfax 8.6 - - - 10.0 1.5 - - 20.1 0.3% Prince George's 0.1 56.0 - - 27.5 2.5 - - 86.1 1.2% Loudoun 2.1 - - - 2.3 - 0.5 74.9 79.8 1.2% Alexandria 0.6 - - 2.9 - - 11.5 - 15.0 0.2% Prince William - - - - - - - 53.0 53.0 0.8% Arlington 2.4 - - - - - - - 2.4 0.0% Frederick - - - - - - - - - 0.0% 26.3 237.2 - 2.9 39.8 4.0 12.0 127.9 450.1 6.5% Other Maryland Anne Arundel - - - - - - 6.5 25.1 31.6 0.5% Baltimore - - - - - - - - - 0.0% Howard - - - - - - - - - 0.0% Eastern Shore - - - - - - - - - 0.0% Charles - - - - - - - - - 0.0% Other MD - - - - - - - - - 0.0% - - - - - - 6.5 25.1 31.6 0.5% Other Virginia Fauquier - - - - - - - - - 0.0% Other VA - - - - - - - - - 0.0% - - - - - - - - - - Other USA - - - - - - - 1.0 1.0 0.0% Total $34.4 $291.5 $3.6 $19.4 $39.8 4.0 $25.1 $160.1 $577.9 8% % of Total 6.0% 50.4% 0.6% 3.4% 6.9% 0.7% 4.3% 27.7% 100.0% Renovation $1.3 $34.9 $0.0 $19.4 $27.5 $0.0 $0.0 $0.0 $83.1 Ground-Up $33.1 $256.6 $3.6 $0.0 $12.3 $4.0 $25.1 $160.1 $494.8

Non-GAAP Reconciliation (Unaudited) APPENDIX - Non-GAAP Recon TABLE and PPNR CHART [date] .xls 36 $ in thousands, except per share data As of Period End 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 Q1 Tangible common equity Common shareholders' equity $1,244,891 $1,185,067 $1,123,476 $1,131,283 $1,145,277 Less: Intangible assets (11) (9) - - - Tangible common equity $1,244,880 $1,185,058 $1,123,476 $1,141,283 $1,145,277 Tangible common equity ratio Total assets $11,317,361 $10,601,331 $10,815,502 $10,497,203 $9,954,281 Less: Intangible assets (11) (9) - - - Tangible assets $11,317,350 $10,601,322 $10,815,502 $10,497,203 $9,954,281 Tangible common equity ratio 11.00% 11.18% 10.39% 10.78% 11.51% Per Share Calculations Book value $40.99 $39.03 $37.00 $37.26 $37.56 Less: Intangible book value - - - - - Tangible book value $40.99 $39.03 $37.00 $37.59 $37.56 Shares outstanding 30,368,843 30,364,983 30,366,555 30,359,632 30,494,659 $ in thousands For the Quarter 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 Q1 Average tangible common equity Average common shareholders equity $1,242,805 $1,252,252 $1,182,148 $1,140,391 $1,147,585 Less: Intangible assets (14) (11) - - - Average tangible common equity $1,242,791 $1,252,241 $1,182,148 $1,140,511 $1,147,585 Return on avg. tangible common equity Net Income $1,675 -$69,775 -$67,513 -$2,439 $14,718 Average tangible common equity $1,242,791 $1,252,241 $1,182,148 $1,140,391 $1,147,585 Return on avg. tangible common equity 0.55% -22.35% -22.66% -0.85% 5.20%

Non-GAAP Reconciliation (Unaudited) APPENDIX - Non-GAAP Recon TABLE and PPNR CHART [date] .xls 37 $ in thousands 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 Q1 Efficiency Ratio Net interest income $70,794 $65,649 $67,776 $68,159 $68,303 $63,694 Noninterest income 4,067 8,207 6,414 2,495 12,192 12,708 Operating Revenue $74,861 $73,856 $74,190 $70,654 $80,495 $76,402 Noninterest Expense $44,532 $45,451 $43,470 $41,897 $69,837 $48,740 Efficiency Ratio 59.5% 61.5% 58.6% 59.3% 86.8% 63.8% $ in thousands 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 Q1 Pre-Provision Net Revenue Net interest income $70,794 $65,649 $67,776 $68,159 $68,303 $63,694 Non-interest income 4,067 8,207 6,414 2,495 12,192 12,708 Non-interest expense (44,532) (45,451) (43,470) (41,897) (69,837) (48,740) Pre-Provision Net Revenue 30,329 28,405 30,720 28,757 10,658 27,662 $ in thousands Q of Q 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 Q1 Change Total noninterest expense FDIC insurance $9,281 $8,962 $8,077 $6,665 $7,709 $7,009 ($700) Other noninterest expense 35,251 36,489 35,393 35,232 62,128 41,031 ($21,097) Noninterest expense $44,532 $45,451 $43,470 $41,897 $69,837 $48,740 ($21,097)

Non-GAAP Reconciliation (unaudited) Tangible common equity to tangible assets (the "tangible common equity ratio"), tangible book value per common share, tangible book value per common share excluding accumulated other comprehensive income (“AOCI”), and the return on average tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding; to calculate the tangible book value per common share excluding the AOCI, tangible common equity is reduced by the loss on the AOCI before dividing by common shares outstanding. The Company calculates the annualized return on average tangible common equity ratio by dividing net income available to common shareholders by average tangible common equity which is calculated by excluding the average balance of intangible assets from the average common shareholders’ equity. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk-based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions. The above table provides reconciliation of these financial measures defined by GAAP with non-GAAP financial measures. Efficiency ratio is a non-GAAP measure calculated by dividing GAAP non-interest expense by the sum of GAAP net interest income and GAAP non-interest (loss) income. Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling operational activities. The table above shows the calculation of the efficiency ratio from these GAAP measures. Adjusted PPNR excludes the impact of loan sales in its calculation to provide a clearer view of core operating performance. Management believes this adjusted measure better reflects underlying revenue trends and expense discipline by removing the volatility associated with nonrecurring or opportunistic balance sheet actions. Forward-Looking Non-GAAP Financial Measures: From time to time we may discuss forward-looking non-GAAP financial measures, such as forward-looking estimates for expenses excluding FDIC deposit insurance assessments. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts. Such unavailable information could be significant to future results. 38